UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 21, 2010

Federal Home Loan Bank of Pittsburgh
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Grant Street, Pittsburgh, Pennsylvania		15219
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	412-288-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.03 Material Modifications to Rights of Security Holders.

Through a notice dated May 21, 2010, the Federal Home Loan Bank of Pittsburgh ("Bank") informed its members that modifications to the Bank’s Capital Plan ("Plan") had been approved and described the general effects of the modifications. The Plan defines the rights of the holders of the Bank’s Class B Capital Stock, $100 par value per share. The Plan requires that written notice be provided by the Bank to its members at least thirty days prior to the effective date of any Plan amendment. Attached as Exhibit 4.1 to this Current Report on Form 8-K is a copy of the amended Capital Plan which will be effective on July 1, 2010. Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the above-referenced notice to members.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

4.1 Amended Federal Home Loan Bank of Pittsburgh Capital Plan, effective July 1, 2010

99.1 Notice from the Federal Home Loan Bank of Pittsburgh to its members, dated May 21, 2010, regarding amendments to the Bank’s Capital Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

May 21, 2010	By:	Kristina K. Williams

Name: Kristina K. Williams
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

4.1	Amended Federal Home Loan Bank of Pittsburgh Capital Plan, effective July 1, 2010
99.1	Notice from the Federal Home Loan Bank of Pittsburgh to its members, dated May 21, 2010, regarding amendments to the Bank’s Capital Plan